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                                                                    Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of Transatlantic Holdings, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven S. Skalicky, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ STEVEN S. SKALICKY
                                          --------------------------------------
                                          Steven S. Skalicky
                                          Executive Vice President and
                                          Chief Financial Officer

Date: August 6, 2004

The foregoing is being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of this Quarterly Report on Form 10-Q or as a separate disclosure document.